UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2010

GOLFSMITH INTERNATIONAL
HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52041	16-1634847
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas	78753-3195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-8810

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2010, Golfsmith International Holdings, Inc. (the “Company”) filed in Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) after having received stockholder approval to decrease the number of authorized shares of its common stock from 100 million to 25 million.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 4, 2010 (the “Annual Meeting”) at its Corporate Headquarters in Austin, Texas.  The following matters set forth in our definitive proxy statement on Schedule 14A dated April 5, 2010 and filed with the Securities and Exchange Commission were voted on at our Annual Meeting and the results of such voting is indicated below.

Proposal 1

The ten nominees listed below were elected as directors of the Company with the respective votes set forth opposite their names:

	Votes	Votes
Name of Directors Elected	For	Withheld	Non Votes
Robert Allen	11,170,043	77,381	1,377,040
Martin Hanaka	10,857,635	389,789	1,377,040
Roberto Buaron	10,892,514	354,910	1,377,040
Thomas G Hardy	10,920,362	327,062	1,377,040
Thomas Berglund	10,919,962	327,462	1,377,040
Marvin E Lesser	11,100,310	147,114	1,377,040
Glenda Chamberlain	11,099,810	147,614	1,377,040
James Long	10,919,862	327,562	1,377,040
James Grover	10,903,714	343,710	1,377,040
Emilio Pedroni	10,919,992	327,432	1,377,040

Proposal 2

The appointment of Ernst & Young, LLP as the Company’s independent registered accounting firm for fiscal 2010 was ratified. Voting results on this proposal were as follows:

Votes	Votes	Votes
For	Against	Abstained	Non Votes
12,623,487	528	449	—

Proposal 3

Stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease the number of authorized shares of common stock from 100 million to 25 million.  This change resulted in total authorized shares of capital stock of 35 million (25 million shares of common stock and 10 million shares of preferred stock).  The change in authorized shares became effective on May 6, 2010, upon the filing of a Certificate of Amendment with the Delaware Secretary of State.  Voting results on this proposal were as follows:

Votes	Votes	Votes
For	Against	Abstained	Non Votes
12,542,337	81,878	249	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 – Certificate of Amendment dated May 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

May 6, 2010	By:	/s/ Sue E. Gove

Name: Sue E. Gove
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibits Index

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment dated May 5, 2010.